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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 11, 2001


                                PERKINELMER, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         Massachusetts                  1-5075                 04-2052042
State or Other Jurisdiction of     (Commission File          (IRS Employer
        Incorporation)                 Number)            Identification No.)

45 William Street, Wellesley, Massachusetts                      02481
   (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code           (781) 237-5100

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

      On May 11, 2001, PerkinElmer, Inc. filed Articles of Amendment to its Restated Articles of Organization with the Secretary of State of the Commonwealth of Massachusetts. The amendment increases the number of shares of PerkinElmer's authorized common stock from 100,000,000 shares to 300,000,000 shares. A copy of the Articles of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits
               Exhibit 3 -    Articles of Amendment to Restated Articles of
                              Organization.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERKINELMER, INC.

                                    By:  /s/ John L. Healy
                                    -----------------------------------
                                        John L. Healy
                                        Assistant Clerk


Date:  May 14, 2001


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                                INDEX TO EXHIBITS

Exhibit 3 -    Articles of Amendment to Restated Articles of Organization.


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